SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 4, 1998
(Date of earliest event reported)

Commission File No. 333-51375

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of November 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-3, Home Loan Asset Backed Notes, Series 1998-3)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                          06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                                 10019
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Address of principal executive offices                           (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5.    Other Events
           ------------

                          Attached as an exhibit to this  Current  Report is the
             consent of PricewaterhouseCoopers LLP furnished to the Registrant by PricewaterhouseCoopers LLP in connection with the offering by Empire Funding Home Loan Owner Trust 1998-3 of its Home Loan Asset Backed Notes, Series 1998-3.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------                                        -----------
         (23)                                      Consent of
                                                   PricewaterhouseCoopers LLP

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PAINEWEBBER MORTGAGE ACCEPTANCE
                                    CORPORATION IV


November 5, 1998

                                    By:        /s/ Barbara Dawson
                                       -----------------------------------------
                                               Name:  Barbara Dawson
                                               Title:  Senior Vice President

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.       Description                                   Electronic (E)
-----------       -----------                                   --------------

   (23)           Consent of PricewaterhouseCoopers LLP               E